Exhibit 21

Subsidiaries of

Cornerstone Realty Income Trust, Inc.

At December 31, 2003

(The state of incorporation or organization of each subsidiary is Virginia, except as noted)

A.	Direct Subsidiaries

CRIT-SC, Inc.

CRIT-SC, LLC

CRIT Special, Inc.

CRIT Special II, Inc.

CRIT Special III, Inc.

CRIT Special IV, Inc.

CRIT-VA, Inc.

CRIT-VA II, Inc.

CRIT-VA III, Inc.

CRIT-VA IV, Inc.

CRIT-VA V, Inc.

CRIT-VA VI, Inc.

Cornerstone Acquisition Company

Cornerstone NC Operating Limited Partnership

CRIT General, Inc.

CRIT Holdings, L.P.

Cornerstone Merger Sub, Inc. ***

Deposit Waiver Corporation

B.	Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple General, Inc.

Apple Limited, Inc.

Apple REIT Limited Partnership

Apple REIT II Limited Partnership

Apple REIT III Limited Partnership

Apple REIT IV Limited Partnership

Apple REIT V Limited Partnership

Apple REIT VI Limited Partnership

Apple REIT VII Limited Partnership

CRIT-Cornerstone Limited Partnership

CRIT Cape Landing, Inc. *

CRIT-Dunwoody Springs, LLC

CRIT-Glen Eagles, LLC

CRIT-Landings, LLC

CRIT-Legacy, Inc.

CRIT-Meadows, LLC

CRIT-Mill Creek, LLC

CRIT-SPE I, Inc.

CRIT-NC, LLC

CRIT-NC II, LLC *

CRIT-NC III, LLC *

CRIT-NC IV, LLC *

CRIT-NC V, LLC *

CAC Special General, Inc.

CAC Special Limited, Inc.

CAC Limited Partnership

CAC II Special General, Inc.

CAC II Special Limited, Inc.

CAC II Limited Partnership

CAC III Special General, Inc.

CAC III Special Limited, Inc.

CAC III Limited Partnership

CAC IV Special General, Inc.

CAC IV Special Limited, Inc.

CAC IV Limited Partnership

CAC V Special General, Inc.

CAC V Special Limited, Inc.

CAC V Limited Partnership

CAC VI Special General, Inc.

CAC VI Special Limited, Inc.

CAC VI Limited Partnership

CAC VII Special General, Inc.

CAC VII Special Limited, Inc.

CAC VII Limited Partnership

St. Andrews Place Apartments, LLC **

Trinity Commons Apartments, LLC **

Timber Crest Apartments, LLC **

St. Andrews Place II, LLC **

Trinity Commons II, LLC **

Autumn Park Apartments, LLC **

Legacy Park Apartments, LLC **

Greentree LLC ***

MJ James Island Apartments, L.P. ***

ML Apartments I, Inc. ***

ML Apartments II, Inc. ***

ML Apartments III, Inc. ***

ML Apartments IV, Inc. ***

ML Hammocks at Long Point, L.L.C. ***

ML Huntington, L.L.C. ***

ML Magnolia Villa, L.L.C. ***

ML Summit Place, L.L.C. ***

ML Whitemarsh LLC ***

ML Windsor Place, L.L.C. ***

ML Woodcrest (Augusta), L.L.C. ***

Marsh Cove Apartments LLC ***

Merritt at Godley Station, LLC ***

Merry Land Property Management, Inc. ***

Merry Land Capital Trust *

Quarterdeck Apartments LLC ***

SG Cypress Cove Venture, LLC ***

Waters Edge Apartments LLC ***

West Wind Landing LLC ***

*	State of organization is Delaware.
**	State of organization is North Carolina.
***	State of organization is Georgia.